Principal Funds, Inc.
Supplement dated January 31, 2022
to the Prospectus dated March 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GLOBAL DIVERSIFIED INCOME FUND
Effective on or about February 7, 2022, in the Sub-Advisors section, delete DDJ Capital Management, LLC and replace with the following:
Polen U.S. High Yield, LLC (f/k/a DDJ Capital Management, LLC)

SUMMARY FOR HIGH INCOME FUND
Effective on or about February 7, 2022, in the Sub-Advisors section, delete DDJ Capital Management, LLC and replace with the following:
Polen U.S. High Yield, LLC (f/k/a DDJ Capital Management, LLC)

MANAGEMENT OF THE FUNDS
Under The Sub-Advisors, replace the section for DDJ Capital Management, LLC with the following:

Sub-Advisor:
DDJ Capital Management, LLC (“DDJ”), 1075 Main Street, Suite 320, Waltham, MA 02451, is an SEC registered investment advisor. DDJ was formed in 1996 and presently manages U.S. opportunistic high yield, upper tier U.S. high yield and total return credit investment strategies, along with various customized fixed income solutions, on behalf of domestic and international investors. As of January 31, 2022, DDJ was acquired by Polen Capital Management, LLC, an independently owned, employee-controlled global investment management firm specializing in providing concentrated, high-quality growth investment strategies to a wide range of institutional and individual clients around the world.

Fund(s):	a portion of Global Diversified Income (high yield strategy) and a portion of High Income

Effective on or about February 7, 2022, change the name and related defined terms of DDJ Capital Management, LLC (“DDJ”) to the following:
Polen U.S. High Yield, LLC (“Polen USHY”, f/k/a DDJ Capital Management, LLC)

PURCHASE OF FUND SHARES
After the Eligible Purchasers section, add the following:
Investment Company Purchasers
Each Fund is an investment company registered with the SEC under the 1940 Act. If a purchaser of Fund shares is also a registered investment company or a private fund relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, it may be limited by the 1940 Act in the amount of Fund shares it can purchase (i.e., Section 12(d)(1)(A)). Such purchaser must comply with such limitations or avail itself, if possible, of any applicable exemptions from such limitations (e.g., a registered investment company may rely on Rule 12d1-4 of the 1940 Act).

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